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                                                                   Exhibit 10.39

                                                                  EXECUTION COPY
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              FIRST AMENDMENT TO RECEIVABLES FINANCING AGREEMENT
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     FIRST AMENDMENT TO RECEIVABLES FINANCING AGREEMENT (the "Amendment") is
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made and entered into as of June 29, 2001, among AMERICREDIT DB TRUST, a
Delaware business trust (the "Borrower"), AMERICREDIT FINANCIAL SERVICES, INC.,
                              --------
a Delaware corporation, individually ("AFS") and as initial Servicer and
                                       ---
Custodian, AMERICREDIT FUNDING CORP. IV, a Delaware corporation ("AFC"),
                                                                  ---
DEUTSCHE BANK AG, NEW YORK BRANCH ("DBNY"), as agent (the "Agent") for the
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Lenders (as defined in the Agreement referred to below), and BANK ONE, N.A., a national banking association, as Backup Servicer and Collateral Agent.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Borrower, AFS, individually and as Servicer and Custodian, AFC, the Lenders, the Agent and Bank One, N.A., as Backup Servicer and Collateral Agent, are parties to a certain Receivables Financing Agreement dated as of June 30, 2000 (the "Agreement"); and
                          ---------

     WHEREAS, the parties hereto desire to amend the Agreement in the manner, and on the terms and conditions, herein provided.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

     1.   Definitions. Unless otherwise defined herein, all terms used herein
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which are defined in the Agreement shall have the meanings assigned thereto in the Agreement.

     2.   Amendments to Agreement. As of the First Amendment Effective Date (as
          -----------------------
hereinafter defined), the Agreement shall be amended as follows:

          (a)  The following definitions contained in Section 1.1 of the
                                                      -----------
Agreement shall be amended as set forth below:

          "Commitment Termination Date" - The date "June 29, 2001" appearing in
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          this definition shall be changed to "June 28, 2002".

          "Deficiency Percentage" - The parenthetical "(rounded upward to the
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          nearest 1.0%)" shall be changed to read "(rounded upward to the nearest one-tenth of one percent)."

          "Eligible Receivables" - Clause (xxviii) of this definition shall be
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          changed to read "(xxviii) that with respect to each such Receivable on any date of determination, not more than 180 days have elapsed since the date such Receivable became a Transferred Receivable,".
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          "Facility A Borrowing Base" - The phrase "which constitute principal
           -------------------------
          payments on the Transferred Receivables and which are "shall be inserted after the words "Collection Account" in clause (iii) of such
                                                           ------------
          definition.

          "Required A Holdback" - This definition shall be amended to read in
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          its entirety as follows:

                    "Required A Holdback" means, as of any date, the sum of (a)
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                     the product of 11% times the Aggregate Outstanding
                     Principal Balance of Eligible Receivables in the Total Receivables Pool on such date; plus (b) the product of 2%
                                                    ----
                     times the amount on deposit on such date in the Facility A Subaccount of the Collection Account attributable to principal payments on the Transferred Receivables; plus (c)
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                     the Deficiency Amount for such date.


          "Stated Percentage" - Clause (a) of this definition shall be changed
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          to read "(a) 6% plus".
                          ----

          (b)  Section 8.12(b) of the Agreement shall be amended (x) by
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deleting the second sentence of such Section in its entirety and (y) by adding at the end of the first sentence of such Section the following: "on a quarterly basis; provided that the requirements of this sentence shall be deemed to be
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satisfied to the extent (i) the Agent is made a party to each agreed upon procedures letter entered into by AFS and its Independent Accountants on and after June 30, 2001 for the review of Receivables of AFS and its Affiliates to be undertaken in conjunction with each term securitization covering all or a portion of such Receivables, (ii) the Agent receives a copy of each such review addressed to it, (iii) such reviews are made not less frequently than quarterly and (iv) a statistically significant number of Transferred Receivables is included in the Receivables so reviewed at least once in each rolling two-quarter period."

          (c)  Section 14.1 (l) of the Agreement shall be amended by changing
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the "B1" rating of Moody's to "Ba3" wherever the same appears in such Section.

          (d)  Section 14.1 (m) of the Agreement shall be amended by deleting
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"220" where the same appears in such Section and inserting, in lieu thereof,
"224."

          (e)  Section 14.1(s) of the Agreement shall be amended by deleting
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"$500,000,000" where the same appears in such Section and inserting, in lieu thereof, "$700,000,000".

     3.   Limitations.  The amendments set forth in Section 2 above are limited
          -----------
precisely as written and shall not be deemed to (x) be a consent to any waiver of, or modification of, any other term or condition of the Agreement, or any of the documents referred to therein or (y) prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Agreement, or any of the documents referred to therein.

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Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

     4.   Representations and Warranties.  Each of the parties hereto severally
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represents and warrants that all acts, filings and conditions required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the entering into of this Amendment to constitute this Amendment and the Agreement as amended hereby the duly authorized, legal, valid and binding obligation of such party, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws.

     5.   Effectiveness.  This Amendment shall become effective on the date (the
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"First Amendment Effective Date") which is the later of (a) June 29, 2001 and
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(b) the first date on which all the following conditions are satisfied:  (i)
each of the parties hereto shall have executed a counterpart hereof and delivered the same to the Agent, and (ii) the Agent shall have received (x) an amendment fee in the amount agreed to by AFS and the Agent, and (y) confirmation from S&P that the effectiveness of this Amendment will not adversely affect its "A" rating of the Advances. Complete sets of counterparts hereof shall be lodged with the Servicer and the Agent; and the Servicer shall promptly furnish written notice of this Amendment to the Rating Agencies.

     6.   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
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ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     7.   Counterparts.  This Amendment may be executed in several counterparts,
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each of which shall be regarded as the original and all of which shall constitute one and the same agreement.

                          [Signature Pages to Follow]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                             AMERICREDIT DB TRUST
                             By: Bankers Trust (Delaware), not in its individual
                                 capacity but solely as Trustee


                             By:________________________________________________
                                 Name:
                                 Title:


                             AMERICREDIT FINANCIAL SERVICES, INC, individually and as Servicer and Custodian


                             By:________________________________________________
                                 Name:
                                 Title:


                             AMERICREDIT FUNDING CORP. IV


                             By:________________________________________________
                                 Name:
                                 Title:

                                      -4-
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                                 DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent, on
                                     behalf of itself and the Lenders


                                 By:____________________________________________
                                     Name:
                                     Title:


                                 By:____________________________________________
                                     Name:
                                     Title:

                                 BANK ONE, N.A., as Backup
                                 Servicer and Collateral Agent


                                 By:____________________________________________
                                     Name:
                                     Title:

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